SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                            FORM 8-K


                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                  of the Securities Act of 1934



        Date of Report (Date of earliest event reported):


                   July 22, 2003 (July 22, 2003)


                   NORFOLK SOUTHERN CORPORATION
      (exact name of registrant as specified in its charter)



          Virginia                1-8339          52-1188014
(State or other jurisdiction    (Commission     (IRS Employer
      of incorporation)         File Number)  Identification No.)




      Three Commercial Place, Norfolk, Virginia  23510-9241
             (Address of principal executive offices)



Registrant's telephone number, including area code (757) 629-2680


                            No Change
  (Former name or former address, if changed since last report.)

Item 5.  		Other Events.

     On July 22, 2003, the Registrant issued a Press Release, attached hereto as Exhibit 99, increasing its quarterly dividend to 8 cents per share on its common stock, payable on September 10, 2003 to stockholders of record on August 1, 2003.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        NORFOLK SOUTHERN CORPORATION
                                                (Registrant)


                                        /s/  Dezora M. Martin
                                        Name:  Dezora M. Martin
                                        Title:  Corporate Secretary


Date:  July 22, 2003

                                  EXHIBIT INDEX



 Exhibit
 Number
 System                       Description


    99			Press Release, issued by the Registrant on
                        July 22, 2003, increasing its quarterly
                        dividend to 8 cents per share on its common stock, payable on September 10, 2003 to stockholders of record on August 1, 2003.